Trenwick America Corporation
                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: Trenwick America Corporation              Case No.          03-12635(MFW)
                                                 Reporting Period: December 2004

                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------
                                                                                        Document   Explanation
Required Documents                                                        Form No.      Attached     Attached
------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                               MOR-1         Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)     MOR-1         Yes
     Copies of bank statements                                                          N/A
     Cash disbursements journals                                          MOR-1         Yes
Statement of Operations                                                   MOR-2         Yes
Balance Sheet                                                             MOR-3         Yes
Status of Postpetition Taxes                                              MOR-4         Yes
     Copies of IRS Form 6123 or payment receipt                                         N/A
     Copies of tax returns filed during reporting period                                N/A
Summary of Unpaid Postpetition Debts                                      MOR-4         Yes
     Listing of aged accounts payable                                     MOR-4         Yes
Accounts Receivable Reconciliation and Aging                              MOR-5         Yes
Debtor Questionnaire                                                      MOR-5         Yes
------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Nicole S. Morris                                   January 20, 2005
-----------------------------------------              -------------------------
Signature of Debtor                                    Date


/s/ Nicole S. Morris                                   January 20, 2005
-----------------------------------------              -------------------------
Signature of Joint Debtor                              Date


/s/ Nicole S. Morris                                   January 20, 2005
-----------------------------------------              -------------------------
Signature of Authorized Individual*                    Date


Nicole S. Morris
-----------------------------------------
Printed Name of Authorized Individual*

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

In re: Trenwick America Corporation                      Case No. 03-12635 (MFW)
Schedule of Cash Receipts & Disbursements        Reporting Period: December 2004

                                                            Bank Accounts
                                           Operating           Payroll              Tax             Other
                                        ------------------------------------------------------------------
        Cash - Beg of Month                1,417,230.93        35,331.89            NA                 --
                                        ------------------------------------------------------------------

             Receipts:
            Cash Sales                               --               --            --                 --
           Accounts Rec.                             --               --            --                 --
         Loans & Advances                            --               --            --                 --
          Sale of Assets                             --               --            --                 --
           Deposit/WT IN                      15,503.75               --            --                 --
               Other                           1,813.83               --            --                  -
Fund Transfer(Vista MM Redemption)        (1,000,000.00)              --            --                 --
        Transfers (Interco)                  158,212.25               --            --                 --
                                        ------------------------------------------------------------------

          Total Receipts                    (824,470.17)              --            --                 --
                                        ------------------------------------------------------------------

          Disbursements:
            Net Payroll                                               --            --                 --
           Payroll Taxes                             --               --            --                 --
      Sales, Use, & Other Tax                        --               --            --                 --
        Inventory Purchases                          --               --            --                 --
       Secured Rental/Leases                         --               --            --                 --
             Insurance                               --               --            --                 --
          Administrative                                              --            --                 --
              Selling                                --               --            --                 --
               Other                                 --               --            --                 --
          Transfers (PR)                             --               --            --                 --
        Transfers (Interco)                     (250.00)              --            --                 --
         Professional Fees                  (284,668.13)              --            --                 --
            Court Costs                              --               --            --                 --
                                        ------------------------------------------------------------------

        Total Disbursements                 (284,918.13)              --            --                 --
                                        ------------------------------------------------------------------

           Net Cash Flow                  (1,109,388.30)              --            --                 --
                                        ------------------------------------------------------------------

        Cash: End of Month                   307,842.63        35,331.89            --                 --
                                        ==================================================================

                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

Trenwick America Corporation
Bank Reconciliations
Reporting Period: December 2004

The following bank accounts have been reconciled

      Operating:

       Location:        JPMorganChase, NY
                        ABA No. 021-000-021

       Month End
     Book Balance       $ 307,842.63

       Payroll:

       Location:        JPMorganChase, NY
                        ABA No. 021-000-021

       Month End
     Book Balance       $ 35,331.89

                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

Trenwick America Corporation
Disbursements Log (Excludes Intercompany)
Month Ended December 31, 2004

         Check Date                 Amount                    Vendor Name
------------------------------   ------------   --------------------------------
2005-12-03                         179,821.15   Dewey Ballantine
2005-12-10                           2,030.46   CPT Group
2005-12-10                         102,816.52   Hennigan, Bennett & Dorman LLP
                                 ------------
Total Checks                       284,668.13
                                 ------------

Total December Disbursements     $ 284,668.13
------------------------------   ------------

                                                                      FORM MOR-1

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                   Case No. 03-12635 (MFW)
------------------------------------                        --------------------
              Debtor                      Reporting Period: December 2004
                                                            --------------------

                             Statement of Operations
                               (Income Statement)

-------------------------------------------------------------------------------
                                                   Month Ended     Cumulative
REVENUES                                          December 2004  Filing to Date
-------------------------------------------------------------------------------
Gross Revenues                                      $     149      $    242,183
-------------------------------------------------------------------------------
Less: Returns and Allowances                               --                --
-------------------------------------------------------------------------------
Net Revenue                                         $     149      $    242,183
-------------------------------------------------------------------------------
COST OF GOODS SOLD                                                           --
-------------------------------------------------------------------------------
Beginning Inventory                                        --                --
-------------------------------------------------------------------------------
Add: Purchases                                             --                --
-------------------------------------------------------------------------------
Add:Cost of Labor                                          --                --
-------------------------------------------------------------------------------
Add: Other costs (schedule attached)                       --                --
-------------------------------------------------------------------------------
Less: Ending Inventory                                     --                --
-------------------------------------------------------------------------------
Cost of Goods Sold                                         --                --
-------------------------------------------------------------------------------
Gross Profit                                              149           242,183
-------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------
Advertising                                                --                --
-------------------------------------------------------------------------------
Auto and Truck Expense                                    473             1,061
-------------------------------------------------------------------------------
Bad Debts                                                  --                --
-------------------------------------------------------------------------------
Contributions                                              --            (2,500)
-------------------------------------------------------------------------------
Employee Benefits Programs                              2,099            50,174
-------------------------------------------------------------------------------
Insider compensation*                                 132,762         1,026,756
-------------------------------------------------------------------------------
Insurance                                              10,273            38,508
-------------------------------------------------------------------------------
Management Fees/Bonuses **                                 --          (708,772)
-------------------------------------------------------------------------------
Office Expense                                            449           103,407
-------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                          4,041            45,690
-------------------------------------------------------------------------------
Repairs and Maintenance                                    64             3,477
-------------------------------------------------------------------------------
Rent and Lease Expense                                  1,424           704,662
-------------------------------------------------------------------------------
Salaries/Commissions/Fees                              82,040           596,971
-------------------------------------------------------------------------------
Supplies                                                  536            90,447
-------------------------------------------------------------------------------
Taxes-Payroll                                           7,892            37,424
-------------------------------------------------------------------------------
Taxes-Real Estate                                         140             3,244
-------------------------------------------------------------------------------
Taxes-Other                                                 2             6,123
-------------------------------------------------------------------------------
Travel and Entertainment                                  618             5,298
-------------------------------------------------------------------------------
Utilities                                                 123             2,355
-------------------------------------------------------------------------------
Other (attach schedule)                                46,521         5,259,135
-------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation          289,459         7,263,462
-------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                     1,767           292,654
-------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses      (291,077)       (7,313,933)
-------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
-------------------------------------------------------------------------------
Other Income (attach schedule)                             --       (46,338,278)
-------------------------------------------------------------------------------
Interest Expense                                           --                --
-------------------------------------------------------------------------------
Other Expense (attach schedule)                            --                --
-------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items        (291,077)      (53,652,211)
-------------------------------------------------------------------------------
REORGANIZATION ITEMS
-------------------------------------------------------------------------------
Professional Fees                                          --                --
-------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                --                --
-------------------------------------------------------------------------------
Interest Earned on Accumulated Cash
-------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)              5,753            77,580
-------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                          --          (543,353)
-------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)      (476,282)        5,967,235
-------------------------------------------------------------------------------
Total Reorganization Expenses                         482,035        (6,433,008)
-------------------------------------------------------------------------------
Income Taxes                                               --          (170,205)
-------------------------------------------------------------------------------
Net Profit (Loss)                                   $ 190,958      $(59,915,014)
-------------------------------------------------------------------------------

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 23 officers which were not considered insiders for purposes of this disclosure.

** Represents amounts charged to Trenwick America Corporation's affiliates under the Administrative Services Agreement

                                                                      FORM MOR-2

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                   Case No. 03-12635 (MFW)
------------------------------------                        --------------------
              Debtor                      Reporting Period: December 2004
                                                            --------------------

                  STATEMENT OF OPERATIONS - continuation sheet

-------------------------------------------------------------------------------
                                                   Month Ended     Cumulative
BREAKDOWN OF "OTHER" CATEGORY                     December 2004  Filing to Date
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Other Costs
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Other Operational Expenses
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Recruiting & Relocation                                    --             2,951
-------------------------------------------------------------------------------
Legal Fees                                                353            13,610
-------------------------------------------------------------------------------
Audit Fees                                                 --           (26,530)
-------------------------------------------------------------------------------
Accounting & Tax Fees                                      --            46,654
-------------------------------------------------------------------------------
Board Related                                              34                34
-------------------------------------------------------------------------------
Other Fees                                             44,649         5,164,166
-------------------------------------------------------------------------------
Data Processing                                           932            46,339
-------------------------------------------------------------------------------
Seminars & Continuing Education                           593             6,886
-------------------------------------------------------------------------------
Dues & Subscriptions                                      (39)            5,026
-------------------------------------------------------------------------------
TOTAL OTHER OPERATIONAL EXPENSES                    $  46,521      $  5,259,135
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Other Income
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Equity in Undistributed Income (Loss) of
-------------------------------------------------------------------------------
  Unconsolidated Subsidiaries***                           --       (46,338,278)
-------------------------------------------------------------------------------
TOTAL OTHER INCOME                                  $      --      $(46,338,278)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Other Expenses
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Other Reorganization Expenses
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Bankruptcy Related Fees                              (476,282)        5,967,235
-------------------------------------------------------------------------------
TOTAL OTHER REORGANIZATION EXPENSES                 $(476,282)     $  5,967,235
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

*** The company is in the process of finalizing year end financial results for its insurance subsidiaries in accordance with statutory reporting timetables. Actual results will be reflected in the company's future monthly operating reports. Material changes may occur.


                                                                      FORM MOR-2

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                   Case No. 03-12635 (MFW)
------------------------------------                        --------------------
              Debtor                      Reporting Period: December 2004
                                                            --------------------

                                  BALANCE SHEET

----------------------------------------------------------------------------------------------------------
                                                                  BOOK VALUE AT END OF       BOOK VALUE ON
                                 ASSETS                          CURRENT REPORTING MONTH     PETITION DATE
----------------------------------------------------------------------------------------------------------
CURRENT ASSETS
----------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                         3,911,382              4,532,566
----------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                    --                     --
----------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                49,389,556             48,745,299
----------------------------------------------------------------------------------------------------------
Notes Receivable                                                          3,082,462                     --
----------------------------------------------------------------------------------------------------------
Inventories                                                                      --                     --
----------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                             30,312                503,054
----------------------------------------------------------------------------------------------------------
Professional Retainers                                                        1,000                 10,000
----------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                      340,703                327,755
----------------------------------------------------------------------------------------------------------

TOTAL CURRENT ASSETS                                                   $ 56,755,416          $  54,118,674
----------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
----------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                   --                     --
----------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                          --                     --
----------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                         --             20,723,654
----------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                           --              3,485,693
----------------------------------------------------------------------------------------------------------
Vehicles                                                                         --                     --
----------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                    --            (15,433,035)
----------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                             $         --          $   8,776,312
----------------------------------------------------------------------------------------------------------
OTHER ASSETS
----------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                               --                266,900
----------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                          195,799,871            249,660,381
----------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                     $195,799,871          $ 249,927,281
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                           $252,555,287          $ 312,822,267
==========================================================================================================


----------------------------------------------------------------------------------------------------------
                                                                  BOOK VALUE AT END OF       BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                     CURRENT REPORTING MONTH     PETITION DATE
----------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
----------------------------------------------------------------------------------------------------------
Accounts Payable                                                                  --                    --
----------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                               --                    --
----------------------------------------------------------------------------------------------------------
Wages Payable                                                                     --                    --
----------------------------------------------------------------------------------------------------------
Notes Payable                                                                     --                    --
----------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                  --                    --
----------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                         --                    --
----------------------------------------------------------------------------------------------------------
Professional Fees                                                            151,867                    --
----------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                          --                    --
----------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                           4,226,576                    --
----------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                         $   4,378,443         $          --
----------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
----------------------------------------------------------------------------------------------------------
Secured Debt                                                                      --                    --
----------------------------------------------------------------------------------------------------------
Priority Debt                                                                     --                    --
----------------------------------------------------------------------------------------------------------
Unsecured Debt                                                           288,528,651           289,648,446
----------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                         $ 288,528,651         $ 289,648,446
----------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                        292,907,093           289,648,446
----------------------------------------------------------------------------------------------------------
OWNER EQUITY
----------------------------------------------------------------------------------------------------------
Capital Stock                                                                    100                   100
----------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                               266,985,085           266,985,085
----------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                         --                    --
----------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                            --                    --
----------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                        (246,858,372)         (246,858,372)
----------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                        (59,915,014)                   --
----------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                               (563,605)            3,047,008
----------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws)
  (attach schedule)                                                               --                    --
----------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                       $ (40,351,807)        $  23,173,821
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                   $ 252,555,287         $ 312,822,267
==========================================================================================================

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 23 officers which were not included in this amount.

                                                                      FORM MOR-3

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                   Case No. 03-12635 (MFW)
------------------------------------                        --------------------
              Debtor                      Reporting Period: December 2004
                                                            --------------------

                       BALANCE SHEET - continuation sheet

----------------------------------------------------------------------------------------------------------
                                                                  BOOK VALUE AT END OF       BOOK VALUE ON
                                 ASSETS                          CURRENT REPORTING MONTH     PETITION DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
----------------------------------------------------------------------------------------------------------
Accrued Investment Income                                                   340,703                327,755
----------------------------------------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                                             $    340,703          $     327,755
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
OTHER ASSETS
----------------------------------------------------------------------------------------------------------
Deferred Taxes Receivable                                                 1,308,827              1,198,532
----------------------------------------------------------------------------------------------------------
Prepaid Deposits                                                             75,000                     --
----------------------------------------------------------------------------------------------------------
Investment in Subsidiaries**                                            194,412,583            244,859,636
----------------------------------------------------------------------------------------------------------
Miscellaneous Other Assets                                                    3,461              3,602,213
----------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                     $195,799,871          $ 249,660,381
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                  BOOK VALUE AT END OF       BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                     CURRENT REPORTING MONTH     PETITION DATE
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
----------------------------------------------------------------------------------------------------------
Accounts Payable                                                             64,660                 42,517
----------------------------------------------------------------------------------------------------------
Accrued Expenses                                                                 --              1,290,790
----------------------------------------------------------------------------------------------------------
Interest Payable                                                         12,728,025             12,728,025
----------------------------------------------------------------------------------------------------------
Taxes Payable                                                             2,602,010              2,601,759
----------------------------------------------------------------------------------------------------------
Due to Affiliates                                                        82,930,021             82,787,757
----------------------------------------------------------------------------------------------------------
Indebtedness                                                            190,203,934            190,197,598
----------------------------------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)                                   $288,528,651          $ 289,648,446
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------
Accrued Expenses                                                          1,084,430                     --
----------------------------------------------------------------------------------------------------------
Taxes Payable                                                             2,400,441                     --
----------------------------------------------------------------------------------------------------------
Due to Affiliates                                                           741,704                     --
----------------------------------------------------------------------------------------------------------
Other Liabilities                                                                --                     --
----------------------------------------------------------------------------------------------------------
TOTAL OTHER POSTPETITION LIABILITIES                                   $  4,226,576          $          --
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
----------------------------------------------------------------------------------------------------------
Equity in Subsidiary                                                       (563,605)             3,047,008
----------------------------------------------------------------------------------------------------------
TOTAL ADJUSTMENT TO OWNER EQUITY                                       $   (563,605)         $   3,047,008
----------------------------------------------------------------------------------------------------------

** The company is in the process of finalizing year end financial results for its insurance subsidiaries in accordance with statutory reporting timetables. Actual results will be reflected in the company's future monthly operating reports. Material changes may occur.


                                                                      FORM MOR-3

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                   Case No. 03-12635 (MFW)
------------------------------------                        --------------------
              Debtor                      Reporting Period: December 2004

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

------------------------------------------------------------------------------------------------------------------------------
                                                  Amount
                                 Beginning      Withheld or                                           Check. No    Ending Tax
                               Tax Liability      Accrued     Amount Paid        Date Paid             or EFT       Liability
==============================================================================================================================
Federal
------------------------------------------------------------------------------------------------------------------------------
Withholding                           --            --            --                                                   --
------------------------------------------------------------------------------------------------------------------------------
FICA-Employee                         --            --            --                                                   --
------------------------------------------------------------------------------------------------------------------------------
FICA-Employer                         --            --            --                                                   --
------------------------------------------------------------------------------------------------------------------------------
Unemployment                          --            --            --                                                   --
------------------------------------------------------------------------------------------------------------------------------
Income                                --            --            --                                                   --
------------------------------------------------------------------------------------------------------------------------------
Other:                                --            --            --                                                   --
------------------------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                 --            --            --                                                   --
------------------------------------------------------------------------------------------------------------------------------
State and Local
------------------------------------------------------------------------------------------------------------------------------
Withholding                           --            --            --                                                   --
------------------------------------------------------------------------------------------------------------------------------
Sales                                 --            --            --                                                   --
------------------------------------------------------------------------------------------------------------------------------
Excise                                --            --            --                                                   --
------------------------------------------------------------------------------------------------------------------------------
Unemployment                          --            --            --                                                   --
------------------------------------------------------------------------------------------------------------------------------
Real Property                         --            --            --                                                   --
------------------------------------------------------------------------------------------------------------------------------
Personal Property                     --            --            --                                                   --
------------------------------------------------------------------------------------------------------------------------------
Other:                                --            --            --                                                   --
------------------------------------------------------------------------------------------------------------------------------
  Total State and Local               --            --            --                                                   --
------------------------------------------------------------------------------------------------------------------------------
Total Taxes                           --            --            --                                     --            --
------------------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

---------------------------------------------------------------------------------------------------------------------------
                                                                          Number of Days Past Due
                                                   ========================================================================
                                                   Current         0-30          31-60       61-90       Over 90     Total
---------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                      --            --            --          --           --            --
---------------------------------------------------------------------------------------------------------------------------
Wages Payable                                         --            --            --          --           --            --
---------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                         --                                                                 --
---------------------------------------------------------------------------------------------------------------------------
Rent/Leases-- Building                                                                                                   --
---------------------------------------------------------------------------------------------------------------------------
Rent/Leases-- Equipment                                                                                                  --
---------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                                --
---------------------------------------------------------------------------------------------------------------------------
Professional Fees                                     --            --            --          --      151,867       151,867
---------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                               --            --            --          --           --            --
---------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                   --
---------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                              --            --            --          --      151,867       151,867
---------------------------------------------------------------------------------------------------------------------------


                                                                      FORM MOR-4
                                                                          (9/99)

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

Listing of aged accounts payable
Trenwick America Corporation
As of December 31, 2004

             Vendor                  Invoice Date           Services        Invoice Number             Amount
             ------                  ------------           --------        --------------             ------
         Ashby & Geddes               8/18/2004            June 2004         ASH486-02000               4,869.20
Young Conaway Stargatt & Taylor       8/18/2004            June 2004         YOU401-02000               4,017.90
        Dewey Ballantine              10/14/2004           June 2004         DEW310-02000              31,049.50
Hennigan, Bennett & Dorman, LLP       10/18/2004           June 2004         HEN111-02000              11,137.10
           Ben Branch                  8/1/2004            June 2004         DRB189-02000               1,386.00
         Ashby & Geddes               10/14/2004           July 2004         ASH327-02000               3,270.70
        Dewey Ballantine              10/14/2004           July 2004         DEW221-02000              22,186.10
Hennigan, Bennett & Dorman, LLP       9/13/2004            July 2004         HEN421-02000               4,218.60
Young Conaway Stargatt & Taylor       9/15/2004            July 2004         YOU206-02000               2,060.50
           Ben Branch                 9/15/2004            July 2004         BEN132-02000               1,320.00
           Ben Branch                 9/15/2004            July 2004         BEN330-02000                 330.00
         Ashby & Geddes               10/14/2004          August 2004        ASH541-02000               5,414.10
        Dewey Ballantine              10/14/2004          August 2004        DEW239-02000              23,902.20
Hennigan, Bennett & Dorman, LLP       10/18/2004          August 2004        HEN851-02000               8,518.10
         Dr. Ben Branch                8/1/2004           August 2004        DRB739-02000                 739.20
         Dr. Ben Branch                8/1/2004           August 2004        DRB189-02000                 184.80
         Ashby & Geddes                9/1/2004          September 2004      ASH243-02000              24,306.80
         Ashby & Geddes                9/1/2004          September 2004      ASH190-02000               1,900.14
         Dr. Ben Branch                9/1/2004          September 2004      DRB105-02000               1,056.00

                                                                                                     -----------
                                                                               91 + days              151,866.94
                                                                                                     -----------

                                                                                                     -----------
                                                                           Total Professional Fees   $151,866.94
                                                                                                     -----------

                                                                     MOR-4 AGING

                                                    Trenwick America Corporation
                                                                    Exhibit 99.1

    Trenwick America Corporation                   Case No. 03-12635 (MFW)
------------------------------------                        --------------------
              Debtor                      Reporting Period: December 2004

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

-------------------------------------------------------------------      ----------------
Accounts Receivable Reconciliation                                             Amount
-------------------------------------------------------------------      ----------------
Total Accounts Receivable at the beginning of the reporting period             49,140,880
-------------------------------------------------------------------      ----------------
+ Amounts billed during the peiod                                                 406,639
-------------------------------------------------------------------      ----------------
- Amounts collected during the peiod                                             (157,962)
-------------------------------------------------------------------      ----------------
Total Accounts Receivable at the end of the reporting period                   49,389,557
-------------------------------------------------------------------      ----------------

-------------------------------------------------------------------      ----------------
Accounts Receivable Aging                                                      Amount
-------------------------------------------------------------------      ----------------
0 - 30 days old                                                                   248,677
-------------------------------------------------------------------      ----------------
31 - 60 days old                                                                    6,198
-------------------------------------------------------------------      ----------------
61 - 90 days old                                                                       --
-------------------------------------------------------------------      ----------------
91 + days old                                                                  60,788,011
-------------------------------------------------------------------      ----------------
Total Accounts Receivable                                                      61,042,886
-------------------------------------------------------------------      ----------------
Amount considered uncollectible (Bad Debt)                                    (11,653,329)
-------------------------------------------------------------------      ----------------
Accounts Receivable (Net)                                                      49,389,557
-------------------------------------------------------------------      ----------------

                              DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------      ----------------
Must be completed each month                                               Yes      N0
-------------------------------------------------------------------      ----------------
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
explanation below.                                                                  X
-------------------------------------------------------------------      ----------------
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes,
provide and explanation below.                                                      X
-------------------------------------------------------------------      ----------------
3. Have all postpetition tax returns been timely filed? If no,
provide an explanation below.                                               X
-------------------------------------------------------------------      ----------------
4. Are workers compensation, general liability and other necessary
insurance coverages in effect? If no, provide an explanation                X
below.
-------------------------------------------------------------------      ----------------


                                                                      FORM MOR-5
                                                                          (9/99)